UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

______________

FORM 8-K

______________

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 27, 2009 (January 26, 2009)

RENAISSANCE ACQUISITION CORP.

 (Exact Name of Registrant as Specified in Charter)

Delaware	001-33258	20-4720414
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

50 East Sample Road, Suite 400, Pompano Beach, Florida	33064
(Address of Principal Executive Offices)	(Zip Code)

(954) 784-3031

 (Registrant’s telephone number, including area code)

Not Applicable

(Former Name of Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_]

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_]

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

[_]

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_]

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01  Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

The information set forth below under Item 8.01 is incorporated herein by reference.

Item 8.01  Other Events.

On January 26, 2009, the Company issued a press release announcing that the Board of Directors of Renaissance Acquisition Corp. (the “Company”) had approved the Company’s proposed plan of liquidation (the “Plan of Liquidation”).  A copy of the form of Plan of Liquidation is attached as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated in this Item 8.01 by reference.  As of the close of business on January 28, 2009, the Company’s share transfer books will close and the American Stock Exchange will suspend trading.

Because Renaissance will not consummate a business combination by January 29, 2009, the time frame required by its charter and the terms of its initial public offering, Renaissance is required to liquidate and dissolve.  Promptly after that date, the Company will begin the process of liquidating and dissolving itself in accordance with its charter and applicable Delaware law.

As a result, the Company expects to liquidate the amounts held in its trust account, which consist of proceeds from the Company’s initial public offering, together with the deferred portion of the underwriter’s discount and commission and interest (net of applicable taxes).  Payable upon presentation, liquidating distributions will be made to holders of shares of common stock issued in the Company’s initial public offering.  Stockholders whose stock is held in “street name” through a broker will automatically receive payment through the Depository Trust Company.  The liquidating distribution is expected to be approximately $5.93 per share.  No payments will be made with respect to any of the Company’s outstanding warrants or shares of common stock that were acquired prior to the Company’s initial public offering.

The Company will file a Certificate of Termination of Registration on Form 15 with the Securities and Exchange Commission for the purpose of deregistering its securities under the Securities and Exchange Act of 1934, as amended.  As a result, the Company will no longer be a public reporting company and its securities will cease trading on the American Stock Exchange.

The full text of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated in this Item 8.01 by reference.

 Item 9.01  Financial Statements and Exhibits.

(d)

Exhibit 2.1

Form of Plan of Liquidation of Renaissance Acquisition Corp.

Exhibit 99.1

Press Release of Renaissance Acquisition Corp. dated January 26, 2009.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 27, 2009	RENAISSANCE ACQUISITION CORP.

By:	/s/ Barry W. Florescue
Name:	Barry W. Florescue
Title:	Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

2.1	Form of Plan of Liquidation of Renaissance Acquisition Corp.

99.1	Press Release of Renaissance Acquisition Corp. dated January 26, 2009.